                                                                   EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 25, 2002 incorporated by reference in this Form 10-K, into Universal Forest Products, Inc.'s previously filed Registration Statement Nos. 333-60630, 33-81128, 33-81116, 33-84632 and 33- 81450 on Form S-8 and
Registration Statement No. 333-75278 on Form S-3.


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP
Grand Rapids, Michigan
March 27, 2002